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                                                                    EXHIBIT 23.1


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                         3033 EAST 1ST AVENUE, SUITE 201
                             DENVER, COLORADO 80206







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of CamCap, Inc. of our report dated September 20, 2000 relating to the financial statements of CamCap, Inc. and to the reference made to our firm under the caption "Experts" which appear in such documents.




                                            AJ. ROBBINS, P.C.
                                            CERTIFIED PUBLIC ACCOUNTANTS
                                            AND CONSULTANTS



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DENVER, COLORADO
OCTOBER 5, 2000